SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 1, 2002

                       High Country Financial Corporation
             (Exact name of registrant as specified in its charter)


    North Carolina                   000-1177182               01-0731354
    --------------                   -----------               ----------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)


                               149 Jefferson Road
                           Boone, North Carolina 28607
                           ---------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (828) 265-4333


                                                                 N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On July 1, 2002, High Country Bank (the "Bank") consummated its reorganization into the holding company form of organization (the "Reorganization"), pursuant to the Agreement and Plan of Reorganization between the Bank and High Country Financial Corporation (the "Company), dated February 19, 2002, and approved by the Bank's shareholders on May 14, 2002. As a part of the Reorganization, the Bank has become a wholly-owned subsidiary of the Company and each outstanding share of common stock of the Bank has been exchanged for one share of common stock, no par value, of the Company. At the effective time of the Reorganization, the Company became the sole shareholder of the Bank and the former shareholders of the Bank became the shareholders of the Company.

     At the effective time of the Reorganization the Bank had 1,416,822 shares of common stock issued and outstanding.

     A copy of the Company's press release of July 2, 2002, reporting the consummation of the Reorganization, is attached hereto as Exhibit (99) and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements - not applicable

     (b)  Pro forma financial information - not applicable

     (c)  Exhibits

     (99) Press  Release of High Country  Financial  Corporation,  dated July 2,
          2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HIGH COUNTRY FINANCIAL CORPORATION


Date: September 4, 2002                       By: /s/ John M. Brubaker
                                                  ------------------------------
                                                 John M. Brubaker, President and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
----------                 -----------

(99) Press Release of High Country Financial Corporation, dated July 2, 2002


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